SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 4, 2002

Claire’s Stores, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-8899	59-0940416

(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

3 S.W. 129th Avenue, Pembroke Pines, Florida	33027

(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (954) 433-3900

Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

Item  9.            Regulation FD Disclosure

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a presentation that Claire’s Stores, Inc. (the “Registrant”) intends to use from time to time in presentations to investors or others. This information is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any of the Registrant’s Securities Act registration statements. Additionally, the submission of this Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

         Please note that certain information contained in the presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the “safe harbor” provisions of those statutes. Forward-looking statements address operating performance, events or developments expected or anticipated to occur in the future, including statements relating to store openings, revenues growth and earnings per share growth or statements about future operating results. These forward-looking statements are based on the Registrant’s current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	changes in consumer preferences and the impact of economic conditions that affect the level of consumer spending;

•	potential fluctuations in the demand for, and pricing of pre-teen and teen fashion accessories and apparel carried as inventory;

•	the potential for suboptimal selection and timing of merchandise purchases;

•	the Registrant’s ability to increase sales at existing store locations, to open new stores and to operate stores on a profitable basis;

•	the Registrant’s ability to implement a sustainable profit formula to build customer loyalty and gain market share in European markets, especially France and Germany;

•	the impact and costs resulting from the European Union’s currency conversion, particularly on the Registrant’s management information systems, accounting systems, vendor payments and human resources;

•	the potential for any event that would increase the cost or reduce the supply of merchandise available to the Registrant, particularly any event causing a sudden disruption of imports from China or other foreign countries, including political instability or the imposition of additional import restrictions;

•	the potential for a decrease in sales or profit margins during the peak sales seasons of Christmas, Easter and back-to-school periods;

•	the Registrant’s ability to compete successfully in the retail industry;

•	economic downturns affecting sales volume and mall traffic, competition from non-mall retailers and from other malls where the Registrant does not have stores;

•	the Registrant’s ability to open new stores in desirable locations;

•	the performance of the Registrant’s current senior management team and its ability to attract, hire, motivate and retain additional personnel in the future;

•	general economic and business conditions in North America, Europe, the United Kingdom and Japan; and

•	terrorist attacks in North America, Europe, the United Kingdom or Japan, or armed conflicts relating to such attacks.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause actual results to differ materially from those expressed in such forward-looking statements, see the Registrant’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

The Registrant does not undertake any obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)         Exhibits.

99.1 Presentation of Claire’s Stores, Inc. – February 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.

Date: February 4, 2002	By:/s/ Ira D. Kaplan

Ira D. Kaplan
Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Presentation of Claire's Stores, Inc. – February 2002